EXHIBIT 10.6
Docket No.: 25672-0002-U1
ASSIGNMENT OF APPLICATION
     Whereas, I, Mickael Collins Joasil, hereafter referred to as “applicant” or “assignor,” who resides at the corresponding addresses listed below, have invented certain new and useful improvements in a SYSTEM FOR RECHARGING BATTERY OPERATED DEVICES.
☐	for which an application for a United States Patent will be subsequently filed. I hereby authorize and request an attorney having the power of attorney to prosecute the application from McNees Wallace & Nurick LLC of 100 Pine Street, P.O. Box 1166, Harrisburg, PA 17108 to insert here in parenthesis (Application number , filed ) the filing date and application number of the application when known.

☑	for which an application for a United States Patent was filed on April 9, 2008, Application Number 12/100,030.
and
     Whereas, PURERAY CORP., whose street address is 900 Greenbank Road, Suite 310, Nepean, Ontario K2J 4P6 Canada, herein referred to as “assignee,” is desirous of acquiring the entire right, title and interest in the same.
     Now, therefore, in consideration of the sum of one dollar ($1.00), the receipt whereof is acknowledged and other good and valuable consideration the receipt of which from assignee is hereby acknowledged, I, as assignor, have sold, assigned, transferred, and set over, and hereby sell, assign, transfer and set over unto the assignee, its lawful successors and assigns, my entire right, title and interest in and to this invention and this application, and all divisions, and continuations thereof, and all Letters Patent of the United States which may be granted thereon, and all reissues thereof, and all rights to claim priority on the basis of such application, and all applications for Letters Patent which may hereafter be filed for this invention in any foreign country and all Letters Patent which may be granted on this invention in any foreign country, and all extensions, renewals, and reissues thereof; and we hereby authorize and request the Commissioner of Patents and Trademarks of the United States and any official of any foreign country whose duty it is to issue patents on applications as described above, to issue all Letters Patent for this invention to assignee, its successors and assigns, in accordance with the terms of this assignment;
     AND, I hereby covenant that I have the full right to convey the interest assigned by this Assignment, and I have not executed and will not execute any agreement in conflict with this Assignment;

     AND, I hereby further covenant and agree that I will, without further consideration, communicate with assignee, its successors and assigns, any facts known to me respecting this invention, and testify in any legal proceeding, sign all lawful papers that may be necessary or desirable to perfect the title to this invention in said assignee, its successors or assigns, execute all divisional, continuation, and reissue applications, make all rightful oaths and generally do everything possible to aid assignee, its successors and assigns, to obtain and enforce Letters Patent for this invention in the United States and any foreign country, it being understood that any expense incident to the execution of such papers shall be borne by the assignee, its successors and assigns.
     I hereby declare that all statements made herein and on the accompanying Assignment Recordal Letter of my own knowledge are true and that all statements made on information and belief are believed to be true; and further that these statements were made with the knowledge that willful false statements and the like so made are punishable by fine or imprisonment, or both, under Section 1001 of Title 18 of the United States Code, and that such willful false statements may jeopardize the validity of the application or any patent issuing therefrom.
     IN WITNESS WHEREOF and INTENDING TO BE LEGALLY BOUND, I hereunto set my hand having read and understood this Assignment.

Mickael Collins Joasil
300-910 Greenbank Road
Nepean Ontario K2J 4P6 C
CANADA

	By:	/s/ Mickael Collins Joasil

Witness
	Date:	July 02, 2008